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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) GLOBAL TOTAL
RETURN FUND

ANNUAL REPORT o OCTOBER 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 42 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 14
Portfolio of Investments .................................................. 16
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Independent Auditors' Report .............................................. 40
Trustees and Officers ..................................................... 45

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MFS(R) PRIVACY POLICY
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At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the twelve months ended October 31, 2001, Class A shares of the fund provided a total return of -6.38%, Class B shares -7.05%, Class C shares -7.03%, and Class I shares -6.06%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of sales charges. During the same period, the fund's results compare to these returns for the fund's following benchmarks; -24.90% for Standard and Poor's 500 Stock Index (the S&P 500); -12.71% the benchmark composed of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index); and -13.57% for the Lipper Global Flexible Index Fund. The S&P 500 is a popular, unmanaged index of common stock total return performance. The customized index is composed of the MSCI World Index, a broad, unmanaged, market-capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, and the Morgan Index is an unmanaged aggregate of actively traded government bonds issued in 13 countries, including the United States, with remaining maturities of at least one year. The Lipper Mutual Fund indices are unmanaged, net-asset value weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.59%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND OUTPERFORMING ITS BENCHMARK, AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. We believe that a major reason for our relative strength was the conservative positioning of the portfolio, which has been our long-term strategy regardless of economic or market conditions. This conservative bias, in both equities and fixed-income securities, has aided us considerably over this most difficult year. We don't invest to any major extent in less developed markets and have benefited from our primary focus and regional exposure in the United States and Europe. Also, we tend to favor sectors of the market that tend to hold up better under volatile economic conditions. These are market sectors where we find more reliability and predictability of earnings and cash flows. From a company- by-company standpoint, the fund emphasizes what we believe are the higher- quality, safer names within these sectors -- those companies in which we have greater confidence for relative performance.

Q. CAN YOU TELL ME MORE ABOUT THE SPECIFIC SECTORS IN WHICH YOU FOCUSED YOUR STRATEGY OVER THE YEAR?

A. Financial services was our largest sector weighting and represented approximately 20% of the fund, which was about even with the MSCI World Index. Within this sector we favored the insurance industry over the banking industry. One area we particularly favored was property and casualty insurance. It's a segment of the market that has shown extremely strong relative performance throughout the time period due in large part to a noticeable upswing in the cycle for insurance pricing which we think may be sustainable over the next few years. Health care, about 13% of the portfolio, is a segment of market that fits very well with our defensive, conservative investment philosophy. We believe the demand for health care, which includes pharmaceutical and medical services, is not as economically sensitive to world events as many other sectors, and, therefore has tended to have reliable and sustainable earnings growth. Consumer staples is a sector that we've increased during the period. Consumer staple products -- food, beverages, and tobacco, is a sector of the market that, again, has had relatively low sensitivity to economic conditions. Performance of this group has been strong and has contributed to the fund's relative outperformance. Our increased weighting in this sector has increased while our exposure in technology has significantly decreased over the year.

Q.  LET'S TALK ABOUT STOCKS. WHERE HAVE YOU FOUND OPPORTUNITIES?

A. Our largest holding within consumer staples has been Diageo, which has done a great job consolidating its market in alcohol and has benefited from an upswing in underlying demand. Diageo has the top collection of leading brands within the spirit business and we believe is best positioned to capture the volume growth returning to the sector. Other holdings that contributed to the fund's performance were consumer stocks such as Philip Morris and Anheuser Busch. Canadian National Railway and the pharmaceutical company Sanofi-Synthelabo also helped performance. Each of these companies produced accelerating earnings growth despite the weak global economic environment, and their share prices reflected positively.

Q.  WHICH AREAS DETRACTED FROM PERFORMANCE?

A. Pretty much anything we owned in the technology and telecommunications areas has been disappointing. Slowing sales for semiconductor equipment as well as laser printers has hurt our large holding in Canon. In telecommunications, share prices of Verizon and British Telecommunications have been disappointing due in large part to their over-leverage and declining fundamentals. Also, two of our broadcasting and cable stocks, Societe Television Francaise and ProSieben, have suffered considerably due to their sensitivity to the declining advertising environment. Fortunately, we have been underweighted in these three groups relative to the MSCI World Index, which helped performance.

Q. GIVEN THE DIFFICULT MARKET ENVIRONMENT FOR U.S. STOCKS, IT WAS SURPRISING TO SEE THAT THE UNITED STATES REMAINED THE LARGEST REGIONAL EXPOSURE FOR THE FUND. WHAT WAS THE REASON FOR THE SIGNIFICANT WEIGHTING IN THE UNITED STATES?

A. Our country allocations are ancillary to our bottom-up approach, which is dictated by our Original Research(SM) and company-by-company stock selection process. That process led us to invest in a broad range of countries and industries; however, we found a greater number of opportunities for growth and capital appreciation in the United States.

Q.  WHAT WAS THE FUND'S FIXED-INCOME STRATEGY DURING THE PERIOD?

A. A key component of the fund's strategy is its portfolio of high-quality fixed-income securities, designed to help cushion the blow of downturns in the global stock market. In light of extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the period. For the fixed-income component, the fund typically takes a top-down approach and invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. Over the year, our focus remained on dollar-bloc bonds, particularly in the United States, and our heavy concentration in U.S. Treasuries proved beneficial as they were among the best-performing bonds in the global fixed-income marketplace. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

Q. THIS HAS BEEN AN EMOTIONAL AND DIFFICULT YEAR FOR GLOBAL INVESTORS. CAN YOU OFFER SOME PERSPECTIVE ON THE GLOBAL INVESTMENT ENVIRONMENT?

A. Given that uncertainty and risks are higher, the need for broad diversification is considerably greater. Therefore, the underlying philosophy of this portfolio, large cap and conservative, favoring sectors that we think could perform regardless of the macroeconomic conditions of the world economy, will continue to shape the investment decisions of the fund. Due also to the fund's participation in markets outside of the United States, we have the ability to offer investors the regional diversification, namely in the United Kingdom and Continental Europe, that could help mitigate risk and allow us to focus globally on those sectors and companies that have succeeded in this difficult and volatile market climate. We can therefore offer investors sectoral and regional differences that investors don't traditionally find in most portfolios.


/s/ Stephen C. Bryant                  /s/ Steven R. Gorham

    Stephen C. Bryant                      Steven R. Gorham
    Portfolio Manager                      Portfolio Manager

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:               SEEKS TOTAL RETURN BY PROVIDING ABOVE-AVERAGE CURRENT
                           INCOME (COMPARED TO AN ALL-STOCK PORTFOLIO) AND OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL
                           AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   SEPTEMBER 4, 1990

  CLASS INCEPTION:         CLASS A  SEPTEMBER 4, 1990
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JANUARY 3, 1994
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $341.4 MILLION NET ASSETS AS OF OCTOBER 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary). It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 2001)

                                                                 60% MSCI World
                                                                    Index/40%
                              MFS Global         Lipper           J.P. Morgan
       Standard & Poor's     Total Return    Global Flexible   Global Government
        500 Stock Index     Fund - Class A     Fund Index         Bond Index
"10/91"     $ 9,525             $10,000         $10,000            $10,000
"10/93"      12,682              12,522          12,639             12,243
"10/95"      14,606              13,931          16,598             14,486
"10/97"      19,614              18,494          27,212             18,132
"10/99"      23,529              22,590          41,717             23,578
"10/01"      23,737              21,257          33,237             20,366

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 6.38%       +5.89%       +40.03%      +149.21%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 6.38%       +1.93%       + 6.97%      +  9.56%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -10.83%       +0.29%       + 5.93%      +  9.03%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 7.05%       +3.72%       +35.46%      +135.89%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 7.05%       +1.23%       + 6.26%      +  8.96%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -10.45%       +0.44%       + 5.97%      +  8.96%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 7.03%       +3.79%       +35.46%      +136.82%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 7.03%       +1.25%       + 6.26%      +  9.00%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     - 7.88%       +1.25%       + 6.26%      +  9.00%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 6.06%       +7.11%       +42.57%      +153.73%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 6.06%       +2.32%       + 7.35%      +  9.76%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global flexible fund+                          -13.59%       +2.69%       + 6.06%      +  9.12%
-------------------------------------------------------------------------------------------------------
Lipper Global Flexible Fund Index+                     -13.57%       +3.70%       + 5.87%      +  7.83%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                     -24.90%       +0.04%       +10.04%      + 12.76%
-------------------------------------------------------------------------------------------------------
60% MSCI World Index/40% J.P. Morgan
  Global Government Bond Index#                        -12.71%       -0.76%       + 4.61%      +  7.37%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                    18.9%
                CONSUMER STAPLES                      15.2%
                HEALTH CARE                           12.4%
                UTILITIES & COMMUNICATIONS            11.5%
                BASIC MATERIALS                        8.1%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  2.7%                  ANHEUSER BUSCH COS., INC.  2.0%
Tobacco, food, and beverage conglomerate        World's largest beer brewer

ELI LILLY & CO.  2.4%                           CANADIAN NATIONAL RAILWAY CO.  2.0%
Pharmaceutical company                          Railway/transportation company

DIAGEO PLC  2.4%                                IBERDROLA S.A.  1.9%
Worldwide consumer goods company                Spanish electric utility

TOTAL FINA S.A.  2.2%                           VODAFONE GROUP PLC  1.8%
Oil exploration and production company          Global telecommunications company

AKZO NOBEL N.V.  2.2%                           INTERNATIONAL BUSINESS MACHINES CORP.  1.8%
Diversified Dutch chemical company              Computer and business equipment company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the special meeting of shareholders of MFS Global Total Return Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

                                                        NUMBER OF SHARES
                                                -------------------------------
                                                                      WITHHOLD
NOMINEE                                              FOR             AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                               20,991,728.134      279,223.604
John W. Ballen                                  20,992,830.421      278,121.317
Lawrence H. Cohn, M.D.                          20,990,234.158      280,717.580
The Hon. Sir J. David Gibbons, KBE              20,987,520.127      283,431.611
William R. Gutow                                20,990,324.423      280,627.315
J. Atwood Ives                                  20,992,586.014      278,365.724
Abby M. O'Neill                                 20,994,159.804      276,791.934
Lawrence T. Perera                              20,991,941.329      279,010.409
William J. Poorvu                               20,991,941.329      279,010.409
Arnold D. Scott                                 20,991,213.515      279,738.223
J. Dale Sherratt                                20,998,581.006      272,370.732
Elaine R. Smith                                 20,998,825.413      272,126.325
Ward Smith                                      20,987,108.759      283,842.979

ITEM 2. To amend, remove or add certain fundamental investment policies.

                                               NUMBER OF SHARES
          -----------------------------------------------------
          FOR                                    15,620,853.864
          AGAINST                                   355,934.714
          ABSTAIN                                   482,546.160
          BROKER NON-VOTES                        4,811,617.000

ITEM 3. To approve a new investment advisory agreement with Massachusetts Financial Services Company.
                                               NUMBER OF SHARES
          -----------------------------------------------------
          FOR                                    20,487,172.174
          AGAINST                                   315,677.991
          ABSTAIN                                   468,101.573

ITEM 4. To approve a new investment management fee.

                                               NUMBER OF SHARES
          -----------------------------------------------------
          FOR                                    15,175,885.773
          AGAINST                                   690,402.112
          ABSTAIN                                   593,046.853
          BROKER NON-VOTES                        4,811,617.000

ITEM 5. To ratify the selection of the independent public accountants for the current fiscal year.
                                               NUMBER OF SHARES
          -----------------------------------------------------
          FOR                                    17,020,262.792
          AGAINST                                   236,845.625
          ABSTAIN                                 4,013,843.321

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Stocks - 54.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 30.5%
  Australia - 0.8%
    Australia & New Zealand Banking Group Ltd. (Banks &
      Credit Cos.)*                                                      72,259             $    648,031
    QBE Insurance Group Ltd. (Insurance)*                               576,903                2,009,763
                                                                                            ------------
                                                                                            $  2,657,794
--------------------------------------------------------------------------------------------------------
  Brazil
    Companhia de Bebidas das Americas, ADR (Food &
      Beverage Products)                                                  9,570           $      155,417
--------------------------------------------------------------------------------------------------------
  Canada - 2.1%
    BCE, Inc. (Telecommunications)                                       69,050           $    1,528,076
    Canadian National Railway Co. (Railroad)                             91,046                3,605,422
    Manitoba Telecom Services, Inc. (Telecommunications)                 71,950                1,485,446
    Quebecor World, Inc. (Printing & Publishing)                         31,100                  602,473
                                                                                          --------------
                                                                                          $    7,221,417
--------------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    Danske Bank (Banks & Credit Cos.)                                   133,260           $    1,972,159
--------------------------------------------------------------------------------------------------------
  France - 5.1%
    Alstom (Large Equipment)                                             91,280           $    1,393,701
    Aventis S.A. (Pharmaceuticals)                                       18,090                1,329,788
    Carrefour S.A. (Supermarket)                                         21,500                1,099,069
    Castorama Dubois Investisse (Retail)*                                13,428                  638,739
    Groupe Danone (Food & Beverage Products)                              1,300                  150,211
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   45,010                2,964,646
    Scor S.A. (Insurance)                                                 5,900                  197,250
    Societe Television Francaise 1 (Entertainment)                       56,706                1,272,711
    STMicroelectronics N.V. (Electronics)                                23,700                  669,166
    Suez S.A. (Water)                                                    20,400                  640,744
    Technip S.A. (Engineering)                                           18,610                2,101,804
    Total Fina S.A., ADR (Oils)                                          59,430                4,144,648
    Vivendi Environnement (Utilities)                                    16,300                  625,999
                                                                                          --------------
                                                                                          $   17,228,476
--------------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Deutsche Post AG (Transportation)                                    28,100           $      403,269
    Fresenius AG, Preferred (Medical Supplies)                           14,140                1,137,964
    HypoVereinsbank (Banks & Credit Cos.)                                 6,100                  187,975
    Linde AG (Engineering)                                               27,700                1,107,402
    Munchener Ruckvers AG (Financial Services)                            5,000                1,319,576
    ProSieben Media AG (Entertainment)                                   72,500                  384,633
    Software AG (Computer Software - Services)                            8,600                  341,185
                                                                                          --------------
                                                                                          $    4,882,004
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    China Mobile (Hong Kong) Ltd. (Telecommunications)                  109,000           $      330,511
--------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland (Banks & Credit Cos.)*                              119,500           $    1,067,022
    Jefferson Smurfit Corp. (Forest & Paper Products)                   355,700                  703,996
                                                                                          --------------
                                                                                          $    1,771,018
--------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Assicurazioni Generali S.p.A. (Insurance)                            65,900           $    1,804,384
    San Paolo - IMI S.p.A. (Banks & Credit Cos.)                         64,670                  678,625
                                                                                          --------------
                                                                                          $    2,483,009
--------------------------------------------------------------------------------------------------------
  Japan - 3.8%
    Asahi Breweries, Ltd. (Food & Beverage Products)                     71,000           $      740,598
    Canon, Inc. (Electronics)                                            71,000                2,063,010
    Fast Retailing Co., Ltd. (Retail)                                     8,100                  942,091
    Honda Motor Co., Ltd. (Automotive)                                   23,000                  824,110
    Nissin Food Products Co., Ltd. (Food Products)                       28,500                  596,658
    NTT DoCoMo, Inc. (Telecommunications)                                   121                1,639,406
    Secom Co., Ltd. (Consumer Goods and Services)                        40,200                2,090,059
    Shiseido Co., Ltd. (Consumer Products)                              142,000                1,403,542
    Tokyo Broadcasting System, Inc. (Entertainment)                      47,000                  786,402
    Tokyo Gas Co. Ltd. (Gas)                                            585,000                1,819,173
                                                                                          --------------
                                                                                          $   12,905,049
--------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Fomento Economico Mexicano S.A. de C.V., ADR (Beverage Products)     24,610           $      762,910
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Akzo Nobel N.V. (Chemicals)                                          99,270           $    4,065,955
    ING Groep N.V. (Financial Services)                                  10,038                  250,025
    Koninklijke Ahold N.V. (Supermarkets)*                               12,800                  359,795
    Royal Dutch Petroleum Co., ADR (Oils)                                23,130                1,168,296
    Unilever N.V. (Food & Beverage Products)                             12,200                  638,468
    VNU N.V. (Publishing)*                                               14,500                  422,444
                                                                                          --------------
                                                                                          $    6,904,983
--------------------------------------------------------------------------------------------------------
  Portugal - 0.1%
    Elec De Portugal (Utilities - Electric)                             140,300           $      336,841
--------------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Korea Telecom Corp. (Telecommunications)                             53,530           $    1,115,565
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*                        55,000                  407,550
    Samsung Electronics Co. (Electronics)                                 4,700                  354,145
                                                                                          --------------
                                                                                          $    1,877,260
--------------------------------------------------------------------------------------------------------
  Spain - 2.3%
    Altadis S.A. (Tobacco)                                              191,600           $    3,144,231
    Gas Natural SDG S.A. (Gas)                                           65,500                1,175,007
    Iberdrola S.A. (Utilities - Electric)                               256,100                3,516,453
                                                                                          --------------
                                                                                          $    7,835,691
--------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Saab AB, "B" (Aerospace)                                            168,100           $    1,379,238
    Securitas AB (Business Services)                                     15,800                  262,978
                                                                                          --------------
                                                                                          $    1,642,216
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.6%
    Nestle S.A. (Food & Beverage Products)*                              11,990           $    2,486,000
    Novartis AG (Medical & Health Products)                              72,500                2,711,544
    Swiss Reinsurance (Insurance)*                                        3,700                  380,184
    Syngenta AG (Chemicals)                                              52,921                2,702,693
    Synthes-Stratec, Inc. (Medical & Health Products)*##                    760                  497,800
                                                                                          --------------
                                                                                          $    8,778,221
--------------------------------------------------------------------------------------------------------
  United Kingdom - 7.1%
    AstraZeneca Group PLC (Medical & Health Products)                     9,593           $      430,877
    BP Amoco PLC, ADR (Oils)                                             41,586                2,010,267
    British Telecommunications PLC (Telecommunications)*                 48,284                  244,044
    CGNU PLC (Insurance)*                                               184,147                2,206,503
    Chubb Corp. (Services)                                              128,500                  261,753
    Diageo PLC (Food & Beverage Products)*                              445,622                4,443,172
    Glaxo Wellcome PLC, ADR (Medical & Health Products)                   5,300                  282,490
    HBOS PLC (Banks & Credit Cos.)                                       15,300                  172,218
    HSBC Holdings PLC (Banks & Credit Cos.)*                             36,890                  403,718
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                          16,900                  170,346
    Matalan PLC (Retail)                                                 37,000                  194,534
    NEXT PLC (Retail)                                                   197,100                2,487,668
    Reckitt Benckiser PLC (Consumer Goods & Services)*                  100,408                1,399,992
    Reed International PLC (Publishing)                                 247,700                2,025,445
    Reuters Group PLC (Business Services)                                54,300                  513,413
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*                    54,801                1,309,304
    Scottish Power PLC (Utilities - Electric)*                           29,000                  166,372
    Smith & Nephew PLC (Medical Products)*                               66,105                  371,322
    Standard Chartered PLC (Banks & Credit Cos.)                        104,560                1,043,298
    Unilever PLC (Food & Beverage Products)                             108,800                  789,315
    Vodafone Group PLC (Telecommunications)                           1,426,394                3,293,992
                                                                                          --------------
                                                                                          $   24,220,043
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $103,965,019
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 23.6%
  Advertising & Broadcasting - 0.4%
    Omnicom Group, Inc.                                                  18,850           $    1,447,303
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    Boeing Co.                                                            3,480           $      113,448
    General Dynamics Corp.                                                6,350                  518,160
                                                                                          --------------
                                                                                          $      631,608
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                       9,300           $      459,048
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Visteon Corp.                                                        28,800           $      342,720
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.1%
    Bank of America Corp.                                                32,600           $    1,923,074
    Comerica, Inc.                                                        7,600                  350,284
    FleetBoston Financial Corp.                                          15,600                  512,616
    PNC Financial Services Group                                         15,280                  838,872
    Principal Financial Group, Inc.*                                     10,030                  225,675
                                                                                          --------------
                                                                                          $    3,850,521
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Pharmacia Corp.                                                      34,667           $    1,404,707
--------------------------------------------------------------------------------------------------------
  Building Products - 0.4%
    American Standard Cos., Inc.*                                        22,800           $    1,320,120
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Hewlett-Packard Co.                                                  82,550           $    1,389,317
    International Business Machines Corp.                                30,320                3,276,682
                                                                                          --------------
                                                                                          $    4,665,999
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Automatic Data Processing, Inc.                                       6,600           $      340,956
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Air Products & Chemicals, Inc.                                       35,800           $    1,433,432
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    BMC Software, Inc.*                                                  28,300           $      426,481
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.4%
    Gillette Co.                                                         28,100           $      873,629
    Johnson & Johnson Co.                                                22,700                1,314,557
    Philip Morris Cos., Inc.                                            104,370                4,884,516
    Procter & Gamble Co.                                                 22,100                1,630,538
    Tyco International Ltd.                                              60,284                2,962,356
                                                                                          --------------
                                                                                          $   11,665,596
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    General Electric Co.                                                 80,530           $    2,932,097
    Novellus Systems, Inc.*                                              22,300                  736,569
                                                                                          --------------
                                                                                          $    3,668,666
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Fannie Mae                                                            9,300           $      752,928
    Freddie Mac                                                          38,320                2,598,863
    Goldman Sachs Group, Inc.                                             3,930                  307,169
    Merrill Lynch & Co., Inc.                                            24,920                1,089,253
                                                                                          --------------
                                                                                          $    4,748,213
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                                            86,600           $    3,607,756
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    International Paper Co.                                              10,000           $      358,000
--------------------------------------------------------------------------------------------------------
  Gas - 0.6%
    National Fuel Gas Co.                                                15,000           $      351,150
    Praxair, Inc.                                                        37,150                1,752,737
                                                                                          --------------
                                                                                          $    2,103,887
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.4%
    CIGNA Corp.                                                           8,500           $      619,650
    HCA - The Healthcare Co.                                             20,400                  809,064
                                                                                          --------------
                                                                                          $    1,428,714
--------------------------------------------------------------------------------------------------------
  Insurance - 3.1%
    AFLAC, Inc.                                                          33,600           $      821,856
    American International Group, Inc.                                   36,450                2,864,970
    Arthur J. Gallagher & Co.                                            30,400                1,110,816
    MetLife, Inc.                                                        89,050                2,395,445
    St. Paul Cos., Inc.                                                  70,020                3,213,918
                                                                                          --------------
                                                                                          $   10,407,005
--------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co, Inc.                                                     24,700           $      913,653
    Ingersoll-Rand Co.                                                    5,470                  204,031
                                                                                          --------------
                                                                                          $    1,117,684
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Minnesota Mining & Manufacturing Co.                                 19,900           $    2,077,162
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.4%
    American Home Products Corp.                                         52,910           $    2,953,965
    Eli Lilly & Co.                                                      58,600                4,482,900
    Pfizer, Inc.                                                          9,200                  385,480
    Stryker Corp.                                                         9,200                  517,408
                                                                                          --------------
                                                                                          $    8,339,753
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    IMS Health, Inc.                                                     22,100           $      472,277
    Lincare Holdings, Inc.*                                               6,600                  169,620
                                                                                          --------------
                                                                                          $      641,897
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                                          57,490           $    1,855,202
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Halliburton Co.                                                      54,730           $    1,351,284
    Transocean Sedco Forex, Inc.                                          6,300                  189,945
                                                                                          --------------
                                                                                          $    1,541,229
--------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    El Paso Corp.                                                        14,100           $      691,746
    Exxon Mobil Corp.                                                    62,280                2,456,946
    Occidental Petroleum Corp.                                           21,600                  546,912
    Santa Fe International Corp.                                          7,730                  188,148
                                                                                          --------------
                                                                                          $    3,883,752
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    McGraw-Hill Cos., Inc.                                                3,300           $      173,514
--------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    Costco Wholesale Corp.*                                               5,500           $      208,065
    Lowe's Cos., Inc.                                                    22,800                  777,480
    Sears, Roebuck & Co.                                                 21,600                  837,432
    Target Corp.                                                         32,000                  996,800
                                                                                          --------------
                                                                                          $    2,819,777
--------------------------------------------------------------------------------------------------------
  Supermarket - 0.4%
    Kroger Co.*                                                          17,000           $      415,820
    Safeway, Inc.*                                                       23,960                  997,934
                                                                                          --------------
                                                                                          $    1,413,754
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Sprint Corp.                                                         20,000           $      400,000
    Verizon Communications                                               23,300                1,160,573
                                                                                          --------------
                                                                                          $    1,560,573
--------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                           3,900           $      198,900
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Calpine Corp.*                                                       16,000           $      396,000
    NiSource, Inc.                                                       15,300                  363,375
                                                                                          --------------
                                                                                          $      759,375
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $   80,693,304
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $177,986,049)                                              $  184,658,323
--------------------------------------------------------------------------------------------------------

Bonds - 39.3%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 22.5%
  U.S. Treasury Obligations - 22.5%
    U.S. Treasury Bonds, 6.25s, 2023                               USD   11,111           $   12,788,094
    U.S. Treasury Notes, 4.625s, 2006                                     4,792                5,012,144
    U.S. Treasury Notes, 6.125s, 2007                                    41,188               46,085,665
    U.S. Treasury Notes, 5.75s, 2010                                     11,479               12,743,527
                                                                                          --------------
                                                                                          $   76,629,430
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.8%
  Canada - 1.1%
    Government of Canada, 5.75s, 2006                              CAD    1,053           $      710,800
    Government of Canada, 5.5s, 2009                                      4,390                2,899,730
                                                                                          --------------
                                                                                          $    3,610,530
--------------------------------------------------------------------------------------------------------
  Denmark - 1.2%
    Kingdom of Denmark, 7s, 2007                                   DKK   30,341           $    4,184,352
--------------------------------------------------------------------------------------------------------
  Germany - 7.7%
    Federal Republic of Germany, 4.75s, 2008                       EUR    4,222           $    3,910,720
    Federal Republic of Germany, 4.5s, 2009                              24,487               22,270,201
                                                                                          --------------
                                                                                          $   26,180,921
--------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 5s, 2008                                    EUR    3,578           $    3,346,416
--------------------------------------------------------------------------------------------------------
  Japan - 1.3%
    International Bank for Reconstruction & Development,
      5s, 2006 (Banks & Credit Cos.)                               USD    4,319           $    4,509,900
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Government of New Zealand, 7s, 2009                            NZD    5,794           $    2,523,282
--------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                                    SEK    4,000           $      395,178
    Kingdom of Sweden, 5s, 2009                                          11,055                1,047,720
                                                                                          --------------
                                                                                          $    1,442,898
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.4%
    United Kingdom Treasury, 6.75s, 2004                           GBP    7,506           $   11,639,753
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   57,438,052
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $130,724,785)                                               $  134,067,482
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.8%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
    American General Finance Corp., due 11/01/01                   USD      100           $      100,000
    Cargill, Inc., due 11/01/01                                              18                   18,000
    Edison Asset Securitization LLC, due 11/01/01                           406                  406,000
    Federal Home Loan Bank Discount Notes, due 11/07/01                  10,600               10,595,831
    Federal Home Loan Mortgage Discount Notes, due 11/13/01               2,915                2,912,680
    General Electric Capital Corp., due 11/01/01                            108                  108,000
    New Center Asset Trust, due 11/01/01                                    208                  208,000
    Quincy Capital Corp., due 11/09/01                                    3,931                3,928,842
    Sheffield Receivables Corp., due 11/01/01                             1,653                1,653,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   19,930,353
--------------------------------------------------------------------------------------------------------
Rights
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Swiss Reinsurance* (Identified Cost, $0)                              3,700           $            0
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $328,641,187)                                         $  338,656,158
Other Assets, Less Liabilities - 0.8%                                                          2,696,973
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $  341,353,131
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD = Australian Dollars              GBP = British Pounds
        CAD = Canadian Dollars                NZD = New Zealand Dollar
        DKK = Danish Kroner                   SEK = Swedish Krona
        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $328,641,187)            $338,656,158
  Investment of cash collateral for securities loaned, at
    cost and value                                                    6,398,688
  Cash                                                                    6,467
  Foreign currency, at value (identified cost, $2,143)                    2,080
  Net receivable for forward foreign currency exchange
    contracts                                                           210,350
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      253,216
  Receivable for daily variation margin on open future
    contracts                                                             2,705
  Receivable for fund shares sold                                       176,852
  Receivable for investments sold                                       284,215
  Interest and dividends receivable                                   2,456,933
  Other assets                                                            3,809
                                                                   ------------
      Total assets                                                 $348,451,473
                                                                   ------------
Liabilities:
  Distributions payable                                            $          4
  Payable for fund shares reacquired                                    374,971
  Net payable for forward foreign currency exchange
    contracts                                                             2,712
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      106,298
  Collateral for securities loaned, at value                          6,398,688
  Payable to affiliates -
    Management fee                                                        7,402
    Shareholder servicing agent fee                                         937
    Distribution and service fee                                          5,810
  Accrued expenses and other liabilities                                201,520
                                                                   ------------
      Total liabilities                                            $  7,098,342
                                                                   ------------
Net assets                                                         $341,353,131
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $336,963,676
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     10,414,388
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (5,643,683)
  Accumulated net investment loss                                      (381,250)
                                                                   ------------
      Total                                                        $341,353,131
                                                                   ============
Shares of beneficial interest outstanding                           29,320,266
                                                                    ==========

Class A shares:
  Net asset value per share
     (net assets of $197,374,400 / 16,958,001 shares of
     beneficial interest outstanding)                                 $11.64
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $12.22
                                                                      ======

Class B shares:
  Net asset value and offering price per share
     (net assets of $104,441,694 / 8,961,299 shares of
     beneficial interest outstanding)                                 $11.65
                                                                      ======

Class C shares:
  Net asset value and offering price per share
     (net assets of $38,229,879 / 3,288,784 shares of
     beneficial interest outstanding)                                 $11.62
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
     (net assets of $1,307,158 / 112,182 shares of
     beneficial interest outstanding)                                 $11.65
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  7,999,555
    Dividends                                                         3,486,133
    Foreign taxes withheld                                             (256,623)
                                                                   ------------
      Total investment income                                      $ 11,229,065
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,801,088
    Trustees' compensation                                               39,592
    Shareholder servicing agent fee                                     344,453
    Distribution and service fee (Class A)                              663,487
    Distribution and service fee (Class B)                            1,117,342
    Distribution and service fee (Class C)                              416,604
    Administrative fee                                                   39,342
    Custodian fee                                                       235,609
    Printing                                                             60,183
    Postage                                                              43,831
    Auditing fees                                                        30,857
    Legal fees                                                            8,518
    Miscellaneous                                                       250,125
                                                                   ------------
      Total expenses                                               $  6,051,031
    Fees paid indirectly                                                (26,174)
                                                                   ------------
      Net expenses                                                 $  6,024,857
                                                                   ------------
        Net investment income                                      $  5,204,208
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (7,837,664)
    Written option transactions                                         223,094
    Foreign currency transactions                                       111,939
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (7,502,631)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(20,117,341)
    Written options                                                     (47,085)
    Futures contracts                                                    46,130
    Translation of assets and liabilities in foreign currencies        (238,004)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(20,356,300)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(27,858,931)
                                                                   ------------
          Decrease in net assets from operations                   $(22,654,723)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                     2001                       2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  5,204,208               $  8,394,291
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (7,502,631)                23,508,598
  Net unrealized loss on investments and foreign currency
    translation                                                     (20,356,300)                (4,854,279)
                                                                   ------------               ------------
    Increase (decrease) in net assets from operations              $(22,654,723)              $ 27,048,610
                                                                   ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                             $ (6,572,180)              $ (2,966,433)
  From net investment income (Class B)                               (2,995,974)                (1,297,376)
  From net investment income (Class C)                               (1,102,514)                  (592,734)
  From net investment income (Class I)                                  (64,057)                   (30,408)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 (10,490,998)               (13,850,883)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (7,102,849)                (9,623,474)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (2,642,916)                (3,895,074)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     (96,226)                  (113,766)
  From paid-in capital (Class A)                                       (352,268)                      --
  From paid-in capital (Class B)                                       (160,584)                      --
  From paid-in capital (Class C)                                        (59,095)                      --
  From paid-in capital (Class I)                                         (3,433)                      --
                                                                   ------------               ------------
    Total distributions declared to shareholders                   $(31,643,094)              $(32,370,148)
                                                                   ------------               ------------
Net increase (decrease) in net assets from fund share
  transactions                                                     $ 52,112,220               $(22,720,438)
                                                                   ------------               ------------
      Total decrease in net assets                                 $ (2,185,597)              $(28,041,976)
Net assets:
  At beginning of period                                            343,538,728                371,580,704
                                                                   ------------               ------------
  At end of period (including accumulated undistributed net
    investment income (loss) of $(381,250) and $7,105,208
    respectively)                                                  $341,353,131               $343,538,728
                                                                   ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $13.76             $13.98           $14.59           $13.84           $12.73
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.22             $ 0.36           $ 0.25           $ 0.28           $ 0.31
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (1.02)              0.70             0.45             1.57             1.61
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.80)            $ 1.06           $ 0.70           $ 1.85           $ 1.92
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.48)            $(0.23)          $(0.24)          $(0.18)          $(0.21)
  From net realized gain on investments
    and foreign currency transactions             (0.82)             (1.05)           (0.96)           (0.92)           (0.60)
  In excess of net investment income               --                 --              (0.11)            --               --
  From paid-in capital                            (0.02)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.32)            $(1.28)          $(1.31)          $(1.10)          $(0.81)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $11.64             $13.76           $13.98           $14.59           $13.84
                                                 ======             ======           ======           ======           ======
Total return(+)                                   (6.38)%             7.76%            4.96%           14.29%           15.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.47%              1.51%            1.48%            1.51%            1.59%
  Net investment income                            1.80%              2.62%            1.74%            1.99%            2.35%
Portfolio turnover                                   69%                91%             109%             183%             143%
Net assets at end of year (000 Omitted)        $197,374           $178,773         $187,780         $174,576         $152,919

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                              2001               2000             1999             1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $13.72             $13.95           $14.56           $13.82          $12.71
                                                  ------             ------           ------           ------          ------
Income from investment operations# -
  Net investment income                           $ 0.14             $ 0.27           $ 0.16           $ 0.19          $ 0.22
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.03)              0.69             0.45             1.56            1.62
                                                  ------             ------           ------           ------          ------
      Total from investment operations            $(0.89)            $ 0.96           $ 0.61           $ 1.75          $ 1.84
                                                  ------             ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                      $(0.34)            $(0.14)          $(0.18)          $(0.09)         $(0.13)
  From net realized gain on investments
    and foreign currency transactions              (0.82)             (1.05)           (0.96)           (0.92)          (0.60)
  In excess of net investment income                --                 --              (0.08)            --              --
  From paid-in capital                             (0.02)              --               --               --              --
                                                  ------             ------           ------           ------          ------
      Total distributions declared to
        shareholders                              $(1.18)            $(1.19)          $(1.22)          $(1.01)         $(0.73)
                                                  ------             ------           ------           ------          ------
Net asset value - end of year                     $11.65             $13.72           $13.95           $14.56          $13.82
                                                  ======             ======           ======           ======          ======
Total return                                       (7.05)%             7.07%            4.22%           13.57%          15.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.12%              2.16%            2.14%            2.16%           2.25%
  Net investment income                             1.14%              1.98%            1.13%            1.33%           1.70%
Portfolio turnover                                    69%                91%             109%             183%            143%
Net assets at end of year (000 Omitted)         $104,442           $118,676         $130,413         $113,966         $96,931

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2001              2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                  $13.68            $13.94          $14.56          $13.82          $12.72
                                                     ------            ------          ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.14            $ 0.27          $ 0.16          $ 0.19          $ 0.23
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      (1.02)             0.69            0.45            1.56            1.61
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(0.88)           $ 0.96          $ 0.61          $ 1.75          $ 1.84
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.34)           $(0.17)         $(0.19)         $(0.09)         $(0.14)
  From net realized gain on investments and
    foreign currency transactions                     (0.82)            (1.05)          (0.96)          (0.92)          (0.60)
  In excess of net investment income                   --                --             (0.08)           --              --
  From paid-in capital                                (0.02)             --              --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(1.18)           $(1.22)         $(1.23)         $(1.01)         $(0.74)
                                                     ------            ------          ------          ------          ------
Net asset value - end of year                        $11.62            $13.68          $13.94          $14.56          $13.82
                                                     ======            ======          ======          ======          ======
Total return                                          (7.03)%            7.11%           4.23%          13.52%          14.97%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.12%             2.16%           2.14%           2.16%           2.24%
  Net investment income                                1.14%             1.97%           1.13%           1.33%           1.71%
Portfolio turnover                                       69%               91%            109%            183%            143%
Net assets at end of year (000 Omitted)             $38,230           $44,468         $51,800         $30,580         $21,725

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                            PERIOD ENDED
                                            -------------------------------------------------------------         OCTOBER 31,
                                                  2001             2000             1999             1998               1997*
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS  I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year             $13.80           $14.02           $14.60           $13.86              $12.51
                                                ------           ------           ------           ------              ------
Income from investment operations# -
  Net investment income                         $ 0.27           $ 0.41           $ 0.29           $ 0.33              $ 0.30
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                 (1.03)            0.69             0.49             1.56                1.21
                                                ------           ------           ------           ------              ------
      Total from investment operations          $(0.76)          $ 1.10           $ 0.78           $ 1.89              $ 1.51
                                                ------           ------           ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                    $(0.55)          $(0.27)          $(0.28)          $(0.23)             $(0.16)
  From net realized gain on investments
    and foreign currency transactions            (0.82)           (1.05)           (0.96)           (0.92)               --
  In excess of net investment income              --               --              (0.12)            --                  --
  From paid-in capital                           (0.02)            --               --               --                  --
                                                ------           ------           ------           ------              ------
      Total distributions declared to
        shareholders                            $(1.39)          $(1.32)          $(1.36)          $(1.15)             $(0.16)
                                                ------           ------           ------           ------              ------
Net asset value - end of year                   $11.65           $13.80           $14.02           $14.60              $13.86
                                                ======           ======           ======           ======              ======
Total return                                     (6.06)%           8.19%            5.40%           14.78%              12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.12%            1.16%            1.13%            1.16%               1.24%+
  Net investment income                           2.14%            2.98%            2.08%            2.33%               2.72%+
Portfolio turnover                                  69%              91%             109%             183%                143%
Net assets at end of year (000 Omitted)         $1,307           $1,621           $1,587           $1,837              $1,848

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Total Return Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $6,762,382. These loans were collateralized by U.S. Treasury securities of $760,800 and cash of $6,398,688 which was invested in the following short-term obligations:

                                                  PRINCIPAL     AMORTIZED COST
                                                     AMOUNT          AND VALUE
------------------------------------------------------------------------------
CS First Boston (GNMA Repurchase Agreement)       6,398,688         $6,398,688

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended October 31, 2001, accumulated net investment loss increased by $1,380,561, accumulated net realized loss on investments and foreign currency transactions decreased by $1,955,941, and paid-in capital decreased by $575,380, due to differences between book and tax accounting for currency transactions. In addition, $575,380 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $4,874,605 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 ($4,874,605).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets and 5.00% of investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,138 for the year ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $36,391 for the year ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,680 for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001 were 35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,155 and $30,162 for Class B and Class C shares, respectively, for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2001, were $5,486, $124,768, and $7,862 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                     $ 45,016,044    $ 52,043,959
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $193,698,054    $176,340,138
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $329,407,717
                                                               ------------
Gross unrealized appreciation                                  $ 27,262,812
Gross unrealized depreciation                                   (18,014,371)
                                                               ------------
    Net unrealized appreciation                                $  9,248,441
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED OCTOBER 31, 2001         YEAR ENDED OCTOBER 31, 2000
                                        ------------------------------      ------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               7,995,380      $  96,921,594        4,375,170       $ 60,505,261
Shares issued to shareholders in
  reinvestment of distributions           1,276,429         15,964,790        1,141,297         15,423,878
Shares reacquired                        (5,303,385)       (65,353,486)      (5,955,208)       (82,372,751)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)               3,968,424      $  47,532,898         (438,741)      $ (6,443,612)
                                         ==========      =============       ==========       ============

Class B shares
                                           YEAR ENDED OCTOBER 31, 2001         YEAR ENDED OCTOBER 31, 2000
                                        ------------------------------      ------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               1,608,736      $  19,751,719        1,175,541       $ 16,208,204
Shares issued to shareholders in
  reinvestment of distributions             669,922          8,425,731          667,902          9,008,101
Shares reacquired                        (1,967,353)       (24,091,217)      (2,540,589)       (35,113,210)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)                 311,305      $   4,086,233         (697,146)      $ (9,896,905)
                                         ==========      =============       ==========       ============

Class C shares
                                           YEAR ENDED OCTOBER 31, 2001         YEAR ENDED OCTOBER 31, 2000
                                        ------------------------------      ------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                 705,232      $   8,755,446        1,120,044       $ 15,459,232
Shares issued to shareholders in
  reinvestment of distributions             191,054          2,396,841          208,517          2,803,175
Shares reacquired                          (857,605)       (10,599,289)      (1,794,659)       (24,697,500)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)                  38,681      $     552,998         (466,098)      $ (6,435,093)
                                         ==========      =============       ==========       ============

Class I shares
                                           YEAR ENDED OCTOBER 31, 2001         YEAR ENDED OCTOBER 31, 2000
                                        ------------------------------      ------------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                   9,775      $     118,248          126,150       $  1,778,946
Shares issued to shareholders in
  reinvestment of distributions              13,089            163,712           10,643            144,174
Shares reacquired                           (28,138)          (341,869)        (132,567)        (1,867,948)
                                         ----------      -------------       ----------       ------------
    Net increase (decrease)                  (5,274)     $     (59,909)           4,226       $     55,172
                                         ==========      =============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2001, was $3,674. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                        NUMBER OF     PREMIUMS
                                                        CONTRACTS     RECEIVED
------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR                                 1      $  54,757
  Options written                                              3        171,584
  Options terminated in closing transactions                  (4)      (226,341)
                                                                      ---------
OUTSTANDING, END OF PERIOD                                            $   --
                                                                      =========

Forward Foreign Currency Exchange Contracts
                                                                                                              NET
                                                                                                       UNREALIZED
                 SETTLEMENT              CONTRACTS TO         IN EXCHANGE           CONTRACTS        APPRECIATION
                       DATE           DELIVER/RECEIVE                 FOR            AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sales            12/18/2001  DKK           37,984,395         $ 4,628,856         $ 4,578,946            $ 49,910
                 12/18/2001  EUR            5,928,147           5,385,923           5,320,915              65,008
                 12/18/2001  NZD            7,368,982           3,094,972           3,025,418              69,554
                 12/18/2001  SEK           21,472,918           2,035,174           2,009,296              25,878
                                                              -----------         -----------            --------
                                                              $15,144,925         $14,934,575            $210,350
                                                              ===========         ===========            ========

Purchases        12/18/2001  AUD              232,077         $   119,056         $   116,344             $(2,712)
                                                              -----------         -----------            --------

At October 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $253,216 with DB Clearing Services and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $26,560 with Merrill Lynch Pierce Fenner & Smith and $79,738 with UBS Warburg.

At October 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

DESCRIPTION            EXPIRATION      CONTRACTS       POSITION    APPRECIATION
-------------------------------------------------------------------------------
Japan Government Bond      Dec-01              5           Long         $46,130

At October 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust VI and Shareholders of
MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 7, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $20,322,382 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2001.

   FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 39.75%.
-------------------------------------------------------------------------------

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             SECRETARY
                                                         Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;                  ASSISTANT SECRETARY
Chairman, Colonial Insurance Company, Ltd.               James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor                      CUSTODIAN
                                                         State Street Bank and Trust Company
Walter E. Robb, III+ - Principal, Robb
Associates (corporate financial consultants);            AUDITORS
President, Benchmark Consulting Group, Inc.              Ernst & Young LLP
(office services)
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice                 For information on MFS mutual funds, call your
President and Director, MFS Investment                   investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight                   MFS Service Center, Inc.
Resources, Inc. (acquisition planning                    P.O. Box 2281
specialists)                                             Boston, MA 02107-9906

Ward Smith+ - Private Investor                           For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGERS
Stephen C. Bryant*                                       WORLD WIDE WEB
Steven R. Gorham*                                        www.mfs.com
Frederick J. Simmons*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                   ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MWT-2 12/01 29M 24/224/324/824